UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2019

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 19, 2019, Global Technology, Inc. ( “Global Technology”), a wholly owned subsidiary of Applied Optoelectronics, Inc., entered into a twelve (12) month revolving line of credit agreement, totaling 60,000,000 RMB (the “Credit Line”), with China Merchants Bank Co., Ltd., in Ningbo, China (the “Bank”). The Credit Line will be used by Global Technology for general corporate purposes.

Global Technology may draw upon the Credit Line from April 19, 2019 until April 18, 2020 (the “Credit Period”). During the Credit Period, Global Technology may request to draw upon the Credit Line on an as-needed basis; however, the amount of available credit under the Credit Line and the approval of each draw may be reduced or declined by the Bank due to changes in Chinese government regulations and/or changes in Global Technology’s financial and operational condition at the time of each requested draw. Each draw will bear interest equal to the Bank’s commercial banking interest rate effective on the day of the applicable draw.

Global Technology’s obligations under the Credit Line is unsecured. The agreement for the Credit Line also contain rights and obligations, representations and warranties, and events of default applicable to Global Technology that are customary for agreements of this type.

The foregoing description of Credit Facility do not purport to be a complete statement of the parties’ rights and obligations under the agreements and is qualified in its entirety by reference to the full text of Credit Granting Agreement, English translations of which are attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of the Credit Granting Agreement, between Global Technology, Inc. and China Merchants Bank Co., Ltd., dated April 19, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2019	APPLIED OPTOELECTRONICS, INC.

By: /s/ DAVID C. KUO
David C. Kuo.
General Counsel and Secretary

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